ACTIVE ASSETS INSTITUTIONAL MONEY TRUST                   Two World Trade Center

LETTER TO THE SHAREHOLDERS December 31, 2000            New York, New York 10048

DEAR SHAREHOLDER:

Active Assets Institutional Money Trust, which commenced operations February 15, 2000, had net assets of approximately $800 million on December 31, 2000. The average maturity of the Fund's portfolio was 48 days and its annualized net investment income for the six-month period ended December 31, 2000 was 6.46 percent. For the seven-day period ended December 31, 2000, the Fund provided an effective yield of 6.65 percent and a current yield of 6.44 percent, while its 30-day current yield for December was 6.47 percent.

MARKET OVERVIEW

Yields available from money-market securities reached their highest levels in recent years during the third calendar quarter of 2000, then declined moderately in the fourth quarter. By December, it became clear that the pace of economic activity was slowing significantly from the robust rates achieved during the first three quarters of 2000. Yield levels then began to fall in anticipation of future reductions in the Federal Open Market Committee's target rate for federal funds. In fact, on January 3, 2001, the Committee announced the first of what could potentially be a series of cuts in the federal funds target rate, lowering it from 6.50 percent to 6.00 percent.

PORTFOLIO COMPOSITION AND STRUCTURE

On December 31, 2000, approximately 74 percent of the Fund's portfolio was invested in high-quality commercial paper, 6 percent in federal agency obligations, 13 percent in overnight repurchase agreements and the remaining 7 percent in short-term bank notes and certificates of deposit issued by financially strong commercial banks. At the end of the fiscal period, approximately 90 percent of the portfolio's holdings were due to mature in less than four months. Consequently, we believe the portfolio is well positioned for stability of value with a very high

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST
degree of liquidity. We try to operate the Fund in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe that the Fund is a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money-market conditions.

LOOKING AHEAD

We expect the pace of economic activity during the first six months of 2001 to continue to slow. Because the index of leading economic indicators produced negative readings for most of the second half of 2000, we anticipate that the Fed will take further steps to reduce short-term interest rates during the first half of 2001. Consequently, we believe the net yield results that can be achieved in the first half of 2001 are likely to be lower than those realized during the preceding six months.

We appreciate your ongoing support of Active Assets Institutional Money Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

PORTFOLIO OF INVESTMENTS December 31, 2000 (unaudited)

                                                           ANNUALIZED
PRINCIPAL                    DESCRIPTION                      YIELD
AMOUNT IN                        AND                       ON DATE OF
THOUSANDS                  MATURITY DATES                   PURCHASE        VALUE
-------------------------------------------------------------------------------------
            COMMERCIAL PAPER (74.2%)
            Banking (5.1%)
$ 12,000    Chase Manhattan Corp.
             04/16/01....................................     6.57%      $ 11,777,787
   9,000    Citicorp
             01/24/01....................................     6.64          8,963,865
  20,000    Mellon Funding Corp.
             03/12/01....................................     6.51         19,754,667
                                                                         ------------
                                                                           40,496,319
                                                                         ------------
            Computer Processing Hardware (2.5%)
  20,000    IBM Credit Corp.
             02/27/01....................................     6.56         19,799,022
                                                                         ------------
            Finance - Automotive (2.5%)
  20,000    Ford Motor Credit Co.
             01/04/01....................................     6.61         19,992,744
                                                                         ------------
            Finance - Consumer (6.9%)
   5,000    American Express Credit Corp.
             05/15/01....................................     6.28          4,886,950
  21,000    New Center Asset Trust
             01/22/01 - 02/23/01.........................  6.61 - 6.67     20,863,103
  30,000    Wells Fargo Financial Inc.
             02/08/01 - 05/18/01.........................  6.26 - 6.65     29,655,997
                                                                         ------------
                                                                           55,406,050
                                                                         ------------
            Finance - Corporate (5.7%)
  26,000    CIT Group Inc. (The)
             01/11/01 - 01/23/01.........................  6.62 - 6.65     25,922,355
  20,000    Ciesco, L.P.
             01/12/01 - 01/16/01.........................  6.62 - 6.65     19,955,040
                                                                         ------------
                                                                           45,877,395
                                                                         ------------
            Finance/Rental/Leasing (3.2%)
  26,000    International Lease Finance Corp.
             03/02/01 - 03/19/01.........................     6.60         25,686,279
                                                                         ------------
            Financial Conglomerates (4.9%)
  19,000    Associates Corp. of North America
             02/09/01 - 05/16/01.........................  6.31 - 6.68     18,771,152
  21,000    General Electric Capital Corp.
             01/26/01 - 06/14/01.........................  6.26 - 6.85     20,601,840
                                                                         ------------
                                                                           39,372,992
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

PORTFOLIO OF INVESTMENTS December 31, 2000 (unaudited) continued

                                                           ANNUALIZED
PRINCIPAL                    DESCRIPTION                      YIELD
AMOUNT IN                        AND                       ON DATE OF
THOUSANDS                  MATURITY DATES                   PURCHASE        VALUE
-------------------------------------------------------------------------------------
            Insurance (3.3%)
$ 27,000    American General Finance Corp.
             01/11/01 - 03/01/01.........................  6.61 - 6.63%  $ 26,823,327
                                                                         ------------
            Integrated Oil (1.9%)
  15,000    Texaco Inc.
             03/08/01....................................     6.44         14,828,292
                                                                         ------------
            International Banks (30.7%)
   9,000    ABN-AMRO North America Finance Inc.
             01/04/01 - 04/18/01.........................  6.45 - 6.65      8,923,983
  25,000    ANZ (DE) Inc.
             01/03/01....................................     6.62         24,995,451
  20,000    Abbey National North America Corp.
             01/16/01 - 02/07/01.........................  6.62 - 6.65     19,894,032
  14,000    CBA (Delaware) Finance Inc.
             01/05/01....................................     6.65         13,992,370
  25,000    Cregem North America Inc.
             01/19/01 - 02/26/01.........................  6.64 - 6.72     24,839,439
  12,000    Deutsche Bank Financial Inc.
             03/30/01 - 05/11/01.........................  6.61 - 6.72     11,753,990
  20,000    Dresdner U.S. Finance Inc.
             01/29/01....................................     6.62         19,902,350
  35,000    Halifax PLC
             02/01/01 - 04/12/01.........................  6.38 - 6.62     34,615,217
  30,000    KFW International Finance Inc.
             01/11/01 - 01/12/01.........................  6.61 - 6.67     29,948,263
  16,000    Royal Bank of Canada
             02/13/01....................................  6.52 - 6.58     15,879,017
  14,000    Societe Generale N.A. Inc.
             02/28/01....................................     6.60         13,856,138
  27,000    UBS Finance (Delaware) LLC
             01/16/01 - 04/20/01.........................  6.58 - 6.62     26,764,830
                                                                         ------------
                                                                          245,365,080
                                                                         ------------
            Major Telecommunications (2.9%)
  23,100    Verizon Global Funding Inc.
             01/04/01 - 01/30/01.........................  6.61 - 6.68     23,052,978
                                                                         ------------

            Pharmaceuticals: Major (1.9%)
  15,000    Merck & Co. Inc.
             01/30/01....................................     6.57         14,924,167
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

PORTFOLIO OF INVESTMENTS December 31, 2000 (unaudited) continued

                                                           ANNUALIZED
PRINCIPAL                    DESCRIPTION                      YIELD
AMOUNT IN                        AND                       ON DATE OF
THOUSANDS                  MATURITY DATES                   PURCHASE        VALUE
-------------------------------------------------------------------------------------
            Utilities (2.7%)
$ 10,000    Duke Energy Corp.
             02/23/01....................................     6.55%      $  9,906,689
  12,000    National Rural Utilities Coop Finance Corp.
             01/19/01....................................     6.62         11,963,110
                                                                         ------------
                                                                           21,869,799
                                                                         ------------

            TOTAL COMMERCIAL PAPER
            (Cost $593,494,444).......................................    593,494,444
                                                                         ------------

            U.S. GOVERNMENT AGENCIES (6.1%)
   1,321    Federal Farm Credit Banks
             01/30/01....................................     6.51          1,314,650
  18,433    Federal Home Loan Banks
             04/30/01 - 06/22/01.........................  5.97 - 7.10     17,957,690
  11,000    Federal Home Loan Mortgage Corp.
             03/01/01 - 04/26/01.........................  6.45 - 6.52     10,800,923
  19,000    Federal National Mortgage Assoc.
             04/26/01 - 05/24/01.........................  6.47 - 6.65     18,565,305
                                                                         ------------

            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost $48,638,568)........................................     48,638,568
                                                                         ------------

            CERTIFICATES OF DEPOSIT (5.5%)
   6,000    Chase Manhattan Bank (USA) N.A.
             01/22/01....................................     6.68          6,000,000
   8,000    Deutsche Bank AG (NY Branch)
             06/21/01....................................     6.22          8,000,000
  24,000    Firstar Bank N.A.
             01/09/01 - 01/25/01.........................  6.62 - 6.66     24,000,000
   6,000    Fleet National Bank
             01/26/01....................................     6.63          6,000,000
                                                                         ------------

            TOTAL CERTIFICATES OF DEPOSIT
            (Cost $44,000,000)........................................     44,000,000
                                                                         ------------

            SHORT-TERM BANK NOTE (1.6%)
  13,000    Bank of America, N.A.
            02/08/01 - 03/26/01
            (Cost $13,000,000)...........................  6.61 - 6.67     13,000,000
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

PORTFOLIO OF INVESTMENTS December 31, 2000 (unaudited) continued

PRINCIPAL                    DESCRIPTION
AMOUNT IN                        AND
THOUSANDS                  MATURITY DATES                                   VALUE
-------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT (12.6%)
$100,950    Banc of America Securities LLC 6.45% due
             01/02/01 (dated 12/29/00; proceeds
             $101,022,348) (a) (Cost $100,950,000).......                $100,950,000
                                                                         ------------
            TOTAL INVESTMENTS
            (Cost $800,083,012) (b)...........................  100.0%    800,083,012

            OTHER ASSETS IN EXCESS OF LIABILITIES...............   0.0         99,876
                                                                -----    ------------

            NET ASSETS........................................  100.0%   $800,182,888
                                                                =====    ============

---------------------

(a)   Collateralized by $31,808,853 Federal Home Loan Mortgage
      Corp. 6.50% - 8.50% due 12/01/05 - 09/01/30 valued at
      $24,273,613 and $105,483,165 Federal National Mortgage
      Assoc. 5.00% - 8.50% due 06/01/05 - 01/01/31 valued at
      $78,695,387.
(b)   Cost is the same for federal income tax purposes.

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (cost $800,083,012).....................  $800,083,012
Cash.....................................         7,481
Interest receivable......................       790,629
Deferred offering costs..................        10,741
Prepaid expenses.........................        16,834
                                           ------------

    TOTAL ASSETS.........................   800,908,697
                                           ------------

LIABILITIES:
Payable for:
    Dividends to shareholders............       563,825
    Investment management fee............       114,345
Accrued expenses.........................        47,639
                                           ------------
    TOTAL LIABILITIES....................       725,809
                                           ------------
    NET ASSETS...........................  $800,182,888
                                           ============

COMPOSITION OF NET ASSETS:
Paid-in-capital..........................  $800,134,815
Accumulated undistributed net investment
 income..................................       48,156
Accumulated net realized loss............          (83)
                                           -----------

    NET ASSETS...........................  $800,182,888
                                           ===========

NET ASSET VALUE PER SHARE,
 800,182,971 shares outstanding
 (unlimited shares authorized of $.01 par
 value)..................................         $1.00
                                           ============

STATEMENT OF OPERATIONS
For the six months ended December 31, 2000 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME...........................  $21,833,846
                                            -----------

EXPENSES
Investment management fee.................      492,553
Offering costs............................       50,403
Registration fees.........................       27,664
Professional fees.........................       25,727
Custodian fees............................       14,956
Shareholder reports and notices...........       14,106
Trustees' fees and expenses...............        5,625
Transfer agent fees and expenses..........          287
Other.....................................        2,628
                                            -----------

    TOTAL EXPENSES........................      633,949
                                            -----------

NET INVESTMENT INCOME.....................  $21,199,897
                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                                    FOR THE PERIOD
                                                 FOR THE SIX        FEBRUARY 15, 2000*
                                                 MONTHS ENDED           THROUGH
                                                DECEMBER 31, 2000    JUNE 30, 2000
--------------------------------------------------------------------------------------
                                                   (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.........................    $ 21,199,897         $ 12,807,999
Net realized loss.............................        --                        (83)
                                                  ------------         ------------

    NET INCREASE..............................      21,199,897           12,807,916

Dividends to shareholders from net investment
 income.......................................     (21,199,980)         (12,807,916)
Net increase (decrease) from transactions in
 shares of beneficial interest................     (13,245,324)         813,328,295
                                                  ------------         ------------

    NET INCREASE (DECREASE)...................     (13,245,407)         813,328,295
NET ASSETS:
Beginning of period...........................     813,428,295              100,000
                                                  ------------         ------------

    END OF PERIOD
    (Including undistributed net investment
    income of $48,156 and $48,239,
    respectively).............................    $800,182,888         $813,428,295
                                                  ============         ============

---------------------

*     Commencement of operations.

        SEE NOTES TO FINANCIAL STATEMENTS

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Active Assets Institutional Money Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on November 23, 1999 and had no operations other than those relating to organizational matters and issuance of 100,000 shares of beneficial interest for $100,000 to Morgan Stanley Dean Witter Advisors Inc. (The "Investment Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on February 15, 2000.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to shareholders as of the close of each business day.

E. OFFERING COSTS -- The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $109,300 which have been reimbursed by the Fund for the full amount thereof. Such expenses were deferred and are being amortized by the Fund on the straight-line method over the period of benefit of approximately one year or less from the commencement of operations.

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

NOTES TO FINANCIAL STATEMENTS December 31, 2000 (unaudited) continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.15% to the net assets of the Fund determined as of the close of each business day.

The Investment Manager has agreed to reimburse all operating expenses and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.20% of the daily net assets of the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the six months ended December 31, 2000 aggregated $19,212,449,802 and $19,241,354,000, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX      FEBRUARY 15, 2000*
                                                                MONTHS ENDED           THROUGH
                                                              DECEMBER 31, 2000     JUNE 30, 2000
                                                              -----------------   ------------------
                                                                 (unaudited)
Shares sold.................................................    1,999,965,532        2,224,090,621
Shares issued in reinvestment of dividends..................       21,075,624           12,368,447
                                                               --------------       --------------
                                                                2,021,041,156        2,236,459,068
Shares repurchased..........................................   (2,034,286,480)      (1,423,130,773)
                                                               --------------       --------------
Net increase (decrease) in shares outstanding...............      (13,245,324)         813,328,295
                                                               ==============       ==============

---------------------

 *    Commencement of operations.

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                    FOR THE PERIOD
                                                                 FOR THE SIX      FEBRUARY 15, 2000*
                                                                MONTHS ENDED           THROUGH
                                                              DECEMBER 31, 2000     JUNE 30, 2000
----------------------------------------------------------------------------------------------------
                                                                 (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................      $   1.00             $   1.00
                                                                  --------             --------

Net income from investment operations.......................         0.032                0.023

Less dividends from net investment income...................        (0.032)              (0.023)
                                                                  --------             --------

Net asset value, end of period..............................      $   1.00             $   1.00
                                                                  ========             ========

TOTAL RETURN................................................          3.29%(1)             2.31%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses....................................................          0.19%(2)             0.20%(2)(3)

Net investment income.......................................          6.46%(2)             6.12%(2)(3)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands.....................      $800,183             $813,428

---------------------
 *  Commencement of operations.
(1) Not annualized.
(2) Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.31% and 6.01%, respectively for the period ended June 30, 2000.

                          SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
----------------------------------
Michael Bozic                                        [LOGO]
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Jonathan R. Page
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

ACTIVE ASSETS
INSTITUTIONAL
MONEY TRUST


Semiannual Report
December 31, 2000